UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powder Mill Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2021, Prelude Therapeutics Incorporated (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Financial Officer

On November 5, 2021, Brian Piper, the Chief Financial Officer of the Company, notified the Company that he will be resigning from the Company, effective November 19, 2021, to pursue other opportunities. On November 5, 2021, the Board of Directors of the Company (the “Board”) appointed Laurent Chardonnet as the Chief Financial Officer of the Company, including as the “principal financial officer” and “principal accounting officer” of the Company within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, effective on or about November 29, 2021 (the “Appointment Date”).

Before joining the Company, Mr. Chardonnet, age 57, served as Senior Vice President and Chief Financial Officer of Axcella Health Inc. from November 2019 until November 2021. From 2004 to November 2019, Mr. Chardonnet served in various positions at Incyte Corporation, including Vice President, Treasurer and Principal Accounting Officer, Head of Finance and Administration for the Incyte’s European division; and as Vice President of Alliances Prior to Incyte, Mr. Chardonnet served as Controller, Vice President of Finance and acting Chief Financial Officer of Drug Abuse Sciences, a privately held biotechnology company, and as a senior consultant at PricewaterhouseCoopers LLP. Mr. Chardonnet received his Master of Business Administration from Vanderbilt University and his initial business degree from the Institut Superieur de Gestion in Paris.

In connection with Mr. Chardonnet’s appointment as Chief Financial Officer, the Compensation Committee of the Board approved the Company’s entry into an employment agreement (the “Employment Agreement”) with Mr. Chardonnet, which includes the following terms: (i) an initial annual base salary of $400,000 per year (the “Initial Base Salary”), (ii) an annual discretionary bonus of up to 40% of the Initial Base Salary (the “Target Bonus”), (iii) an option to purchase up to 180,000 shares of Company’s common stock (“Common Stock”) (the “Option Award”) with 1/4th of the shares underlying the Option Award vesting and becoming exercisable on the one-year anniversary of the Appointment Date, and 1/48th of the shares underlying the Option Award vesting and becoming exercisable on a monthly basis thereafter, among other benefits. Additionally, in the event Mr. Chardonnet experiences a termination of his employment without “cause” or he resigns for “good reason” (each as defined in the Employment Agreement), provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Chardonnet will become entitled to (i) continued base salary for twelve months, payable in accordance with the Company’s standard payroll practices; and (ii) premium payments for continued healthcare coverage for up to nine months. In the event Mr. Chardonnet experiences a termination without “cause” or he resigns for “good reason” during the 12-month period following a change in control, then in lieu of the foregoing, Mr. Chardonnet would become entitled to (a) continued base salary for 12 months, payable in accordance with the Company’s standard payroll practices; (b) 100% of his annual target bonus, payable in a single lump-sum; (c) premium payments for continued healthcare coverage for up to 12 months; and (d) 100% accelerated vesting his then-outstanding equity awards. Mr. Chardonnet will also receive a one-time signing bonus of $160,000 in January 2022.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Employment Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.

The Company expects to enter into its standard form of indemnification agreement for directors and executive officers with Mr. Chardonnet. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 4, 2020 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Chardonnet and any other persons, pursuant to which he was appointed as Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Chardonnet and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Changes to Executive Compensation

On November 5, 2021, the Compensation Committee of the Board of the Company approved a one-time cash bonus (the “Retention Bonus”) to Deborah Morosini, the Company’s Executive Vice President and Chief of Clinical Affairs, in the amount of $200,000 to be paid on November 30, 2022 (the “Award Date”), so long as Dr. Morosini remains employed by the Company on the Award Date.

Item 7.01 Regulation FD Disclosure

The Company has prepared investor presentation materials with information about the Company, which it intends to use as part of investor presentations. A copy of the investor presentation materials to be used by management for presentations is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished with this report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Prelude Therapeutics Incorporated regarding its financial results for the three months ended September 30, 2021, dated November 12, 2021.
99.2	Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: November 12, 2021	By:	/s/ Brian Piper
Brian Piper
Chief Financial Officer